UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01561)

Exact name of registrant as specified in charter:	Putnam Vista Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 — January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Vista Fund

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Vista
Fund

1| 31| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	51

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Vista Fund: Midsize growth companies
have offered investors compelling opportunities

Despite enduring its share of challenges throughout nearly 40 years, over time Putnam Vista Fund has rewarded long-term investors for their persistence, as illustrated in the growth chart below.

There are several key reasons why midsize growth stocks may continue to offer investors compelling opportunities:

First, stocks of midsize companies — also called mid-capitalization or mid-cap stocks —are generally more stable than small-cap stocks. By the time a company’s capitalization qualifies it as mid cap, it is generally large enough to have developed a solid infrastructure, including professional management, a comprehensive business plan, and a mature sales and marketing structure. It has also typically weathered a full economic cycle. These characteristics generally enable midsize companies to offer investors a greater degree of stability than that offered by smaller, less mature companies.

Second, mid-cap stocks generally have greater price inefficiencies than large-cap stocks. While midsize companies may have many of the same business characteristics as large companies, fewer analysts generally follow their stocks. This makes mid-cap stocks less efficiently priced and means that extensive research capabilities, such as those employed by your fund’s management team, can help identify promising midsize companies before the market recognizes their potential.

Third, midsize companies are frequently candidates for acquisition, which could have a positive impact on their stock prices. Buyers find the established business models and well-defined market niches of some midsize companies appealing.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Relative stability, inefficient
pricing, and acquisition
potential are a few reasons
to consider mid-cap
growth stocks.

Performance snapshot

Putnam Vista Fund

Average annual total return (%) comparison as of 1/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the Russell Midcap Growth Index was December 31, 1985.

† Returns for the six-month period are not annualized, but cumulative.

The period in review

How did the fund perform for the period, Kevin?

During the six months ended January 31, 2008, the market generally rewarded stocks that exhibited earnings and price momentum. However, in addition to momentum considerations, the fund’s strategy incorporates quality and valuation measures. Unfortunately, the fund’s strategy wasn’t rewarded during the period. And that’s because, until the final month of the period, market participants were mainly interested in stocks that exhibited earnings and price momentum, with little regard for quality or valuation. As a result, performance was disappointing for the period, with the fund lagging both its benchmark — the Russell Midcap Growth Index — and the average return for its Lipper peer group.

What factors affected the fund’s performance during the period?

The fund was positioned defensively, meaning that we maintained lower-than-benchmark weightings

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 22.

in sectors that had not performed well throughout most of the period, particularly consumer cyclicals and financials. However, during January, the Federal Reserve Board took dramatic steps to try to keep the U.S. economy from sliding into a recession by reducing the federal funds target rate from 4.25% to 3.00% . The market reacted positively to this reduction, and economically sensitive sectors, such as consumer cyclicals, and beaten-down financial stocks rebounded strongly. Because the fund was underweighted in these sectors, it did not realize the full benefit of this rebound.

Also during January, French banking giant Societe Generale announced that it sustained more than $7 billion in losses because of unauthorized trades by one of its employees. This announcement caused global markets to sell off sharply, which exacerbated the largely negative sentiment already present in equity markets, both in the United States and abroad.

Overall, the fund’s sector positioning contributed positively to performance. This positive contribution, however, was more than offset by being underweighted in consumer-related and financial stocks late in the period and by subpar stock selection in several sectors.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Autodesk, Inc. (1.7%)	Technology	Software

Cameron International Corp. (1.7%)	Energy	Energy

L-3 Communications Holdings, Inc. (1.6%)	Capital goods	Aerospace and defense

McDermott International, Inc. (1.5%)	Capital goods	Engineering and construction

C.R. Bard, Inc. (1.4%)	Health care	Medical technology

Noble Corp. (1.4%)	Energy	Energy

NVIDIA Corp. (1.4%)	Technology	Electronics

Genzyme Corp. (1.4%)	Health care	Biotechnology

AGCO Corp. (1.4%)	Capital goods	Machinery

Laboratory Corp. of America Holdings (1.4%)	Health care	Health-care services

How would you describe your strategy during this period, especially in an environment of increased market volatility?

As I mentioned, given the significant levels of volatility and uncertainty in the market, we positioned the portfolio somewhat more defensively. On the whole, however, we continued to maintain our consistent approach of seeking what we believe to be the most attractive opportunities within the universe of mid-cap growth stocks. We invest in a limited number of stocks, and we look for high-quality growth companies whose stocks are trading at what we consider to be favorable valuations. Our stock selection strategy is based on three fundamental criteria: the quality of the company, its near-term growth prospects, and a valuation forecast that meets our parameters. The ability to rotate among these criteria gives the fund the advantage of potentially favorable positioning whether the market is rewarding one, two, or all three of these factors.

We strongly believe that over the long term our approach offers investors the potential for attractive capital appreciation while managing the downside risk inherent in growth investing.

Which holdings were the top contributors to the fund’s performance?

Stocks in the basic materials sector were the top contributors to results

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

during the period. Specifically, holdings such as CF Industries, a maker of fertilizer products, and Cleveland-Cliffs, a manufacturer of iron ore pellets, were among the leading performers. These companies are benefiting from the rapid development taking place in emerging economies such as China and India. CF Industries is capitalizing on the growing demand for agricultural products and services that will enable farms to increase their productivity. Cleveland-Cliffs’ primary customers are integrated steel companies in the United States and Canada. Steel makers, and Cleveland-Cliffs by association, are helping to fuel the infrastructure building boom that is currently under way in developing countries.

Another top performer was Brazilian bank Unibanco-Uniao de Bancos Brasilieros (Unibanco). Unibanco is a leading credit-card issuer in Brazil and is growing along with the country’s expanding middle class. Compared with the United States, big-ticket items, such as cars, are more expensive in Brazil because of the tariffs that are added to the purchase price. At the same time, Brazilian consumers don’t have as many financing options as we do in the United States. Therefore, while it might sound a bit dubious to us, the Brazilian consumer will often finance a portion of a car or other big-ticket purchase with a credit card. We took profits on Unibanco and sold out of the position prior to the end of the period.

The fund was also helped by our investment in biotechnology firm Genzyme. The stock performed well as the company posted better-than-expected earnings. Genzyme is one of the most diversified biotech companies, with solid growth in its core product offerings, a promising and sizable late-stage pipeline, and a strong financial position.

Now that we’ve heard about the holdings that worked for the fund, which ones detracted from performance?

The number-one detractor was managed-care provider WellCare Health Plans. The stock’s price declined precipitously in late October when word surfaced about an FBI investigation regarding the company’s Medicare billing practices. We eliminated the position prior to the end of the period.

After performing well during the first half of calendar 2007, Ceradyne saw its stock price fall sharply during October and November. With growth stocks, the market typically tries to price the stock based on its collective assessment of a company’s near-term growth prospects. Ceradyne makes advanced technical ceramic products for military and industrial applications, and benefited from increased military spending to finance the Iraq war and military operations in Afghanistan. However, during the period, a consensus emerged that defense spending had reached peak levels, a development that would create a head-wind against future earnings growth for a company such as Ceradyne.

Credit-rating agency Moody’s Corporation also weighed on results because of its exposure to the subprime mortgage loan crisis and weakness in global credit markets. Also, stock in Teradyne — which makes automatic test equipment for the semiconductor and telecommunications industries —fell as the market concluded that a slowing economy will mean lower demand for the firm’s products going forward. Lastly, RadioShack rounded out the major detractors as the company appears to be failing in its turnaround effort, and the stock declined steadily during the period. We eliminated the positions in Moody’s, Teradyne, and RadioShack prior to period-end.

Given the increasing negative sentiment regarding the economy and the continued troubles spawned by the subprime mortgage crisis, what is your outlook, Kevin? And how will it affect your positioning of Putnam Vista Fund?

Evidence is mounting that the U.S. economy is decelerating. Shortly after the period ended, the Institute for Supply Management (ISM) reported that its ISM index, which measures the activity in the economy’s service sector, had fallen to 41.9% . Readings below 50% indicate that most firms are contracting. What’s more, this was the first sub-50% measurement since

I N V E S T M E N T    I N S I G H T

How has the U.S. stock market performed during recessions?

There has been no official declaration that the U.S. economy is in recession. In fact, recessions —defined as two consecutive quarters of negative GDP growth — are confirmed after they are under way. Still, it might be somewhat reassuring to investors to learn that the U.S. stock market, as measured by the broad Standard & Poor’s 500 Index, has performed comparatively well during past recessions. Starting right after World War II, the average performance of the S&P 500 during recessions has been almost exactly the same as its average performance during periods of economic expansion. During recessions, the average return was 12.1% and during expansions, the average return was 12.7% . The average postwar recession lasted 10 months, and by the time it got under way, the market had priced in the bad news. Historically, the market typically bottomed about halfway into the average postwar recession, followed by a median gain of 23% over the next six months.

March 2003. Additionally, there was no job growth in January. In fact, the Labor Department reported that employment actually declined by 17,000 jobs in January, which was the first decline since August 2003. And credit-card delinquencies are on the rise. All told, if employment levels continue to decline, the result could be a sharp pullback in consumer spending that would further weaken the economy.

Against this backdrop, we’re keeping the fund defensively positioned. We have increased the fund’s exposure to companies in the consumer staples sector. These companies, and their stocks, tend to hold up better in a slowing economy because they make products that consumers will continue to buy, such as food, beverages, and various household items. In addition, we currently plan to maintain the fund’s lower-than-benchmark weighting in financial company stocks. We believe many banks and brokerages still have a way to go to work through the problems that resulted from the subprime meltdown. We expect to see lower earnings and more layoffs as this corrective process is carried out. Lastly, given the slowing U.S. economy, we plan to add to the fund’s non-U.S. holdings by investing in companies that we believe have healthy business fundamentals in sectors and industry groups that we currently find most attractive, including materials, capital goods, and consumer staples.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/3/68)		(3/1/93)		(7/26/99)		(12/8/94)		(1/21/03)	(3/28/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	9.39%	9.22%	8.41%	8.41%	8.56%	8.56%	8.68%	8.59%	9.12%	9.48%

10 years	47.32	38.87	36.58	36.58	36.62	36.62	40.04	35.14	43.93	51.04
Annual average	3.95	3.34	3.17	3.17	3.17	3.17	3.42	3.06	3.71	4.21

5 years	77.95	67.78	71.27	69.27	71.23	71.23	73.52	67.53	75.93	79.97
Annual average	12.22	10.90	11.36	11.10	11.36	11.36	11.65	10.87	11.96	12.47

3 years	13.78	7.20	11.17	8.17	11.14	11.14	12.01	8.14	12.85	14.63
Annual average	4.40	2.34	3.59	2.65	3.58	3.58	3.85	2.64	4.11	4.66

1 year	–8.41	–13.64	–9.13	–13.67	–9.19	–10.10	–8.92	–12.14	–8.65	–8.22

6 months	–8.72	–14.00	–9.13	–13.67	–9.11	–10.02	–9.01	–12.22	–8.89	–8.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/08

		Lipper Mid-Cap
	Russell Midcap	Growth Funds
	Growth Index	category average†
Annual average
(life of fund)	—*	9.14%

10 years	94.79%	102.26
Annual average	6.89	6.82

5 years	111.77	98.50
Annual average	16.19	14.53

3 years	30.74	30.18
Annual average	9.34	9.06

1 year	–1.03	2.28

6 months	–5.45	–4.74

Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the Russell Midcap Growth Index was December 31, 1985.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/08, there were 624, 604, 491, 407, 176, and 10 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 1/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP†	NAV	NAV	NAV	POP†	NAV	NAV

7/31/07	$11.58	$12.29	$9.97	$10.87	$10.66	$11.05	$11.47	$12.09

1/31/08	10.57	11.21	9.06	9.88	9.70	10.05	10.45	11.05

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* The fund made no distributions during the period.

† Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/3/68)		(3/1/93)		(7/26/99)		(12/8/94)		(1/21/03)	(3/28/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.68%	9.52%	8.70%	8.70%	8.86%	8.86%	8.98%	8.88%	9.41%	9.77%

10 years	57.58	48.57	46.28	46.28	46.37	46.37	49.99	44.78	54.01	61.74
Annual average	4.65	4.04	3.88	3.88	3.88	3.88	4.14	3.77	4.41	4.93

5 years	94.83	83.49	87.64	85.64	87.80	87.80	89.73	83.25	92.82	97.09
Annual average	14.27	12.91	13.41	13.17	13.43	13.43	13.67	12.88	14.03	14.53

3 years	22.84	15.77	20.14	17.14	20.11	20.11	20.99	16.78	21.97	23.73
Annual average	7.10	5.00	6.31	5.41	6.30	6.30	6.56	5.31	6.84	7.36

1 year	3.64	–2.34	2.87	–2.13	2.92	1.92	3.08	–0.56	3.40	3.92

6 months	–2.91	–8.47	–3.28	–8.12	–3.19	–4.16	–3.16	–6.54	–3.02	–2.79

Fund’s annual operating expenses

For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Vista Fund from August 1, 2007, to January 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.48	$ 9.07	$ 9.07	$ 7.87	$ 6.68	$ 4.28

Ending value (after expenses)	$912.80	$908.70	$908.90	$909.90	$911.10	$914.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2008, use the calculation method below. To find the value of your investment on August 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.79	$ 9.58	$ 9.58	$ 8.31	$ 7.05	$ 4.52

Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,016.89	$1,018.15	$1,020.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Average annualized expense
ratio for Lipper peer group*	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Vista Fund	111%	111%	74%	78%	65%

Lipper Mid-Cap Growth Funds
category average	108%	110%	115%	130%	140%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Mid-Cap Growth Team. Kevin Divney and Raymond Haddad are the Portfolio Leaders and Brian DeChristopher is a Portfolio Member of your fund. The Portfolio Leaders and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investors Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008, and January 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/07.

Trustee and Putnam employee fund ownership

As of January 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 722,000	$ 90,000,000

Putnam employees	$12,118,000	$669,000,000

Other Putnam funds managed by the Portfolio Leaders and Portfolio Member

Kevin Divney is also a Portfolio Leader of Putnam New Opportunities Fund.

Raymond Haddad is also a Portfolio Leader of Putnam New Opportunities Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam Discovery Growth Fund.

Brian DeChristopher is also a Portfolio Member of Putnam New Opportunities Fund.

Kevin Divney, Raymond Haddad, and Brian DeChristopher may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Member

During the reporting period ended January 31, 2008, Raymond Haddad became a Portfolio Leader of the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Growth Funds) for the one-, three-, and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

87th	42nd	61st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended March 31, 2007, there were 622, 497, and 394 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2007. In this regard, the Trustees considered the efforts of the fund’s investment team in reviewing comprehensively the fund’s investment process.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Growth Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 94%, 76%, and 81%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 564 out of 601, 305 out of 404, and 137 out of 170 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/08 (Unaudited)

COMMON STOCKS (98.7%)*

	Shares	Value

Aerospace and Defense (4.0%)
Alliant Techsystems, Inc. † (S)	102,200	$10,817,870
Goodrich Corp.	161,700	10,114,335
L-3 Communications Holdings, Inc.	233,428	25,870,825
Precision Castparts Corp.	156,600	17,821,080
		64,624,110

Automotive (0.8%)
AutoZone, Inc. †	100,800	12,184,704

Basic Materials (0.3%)
Ceradyne, Inc. †	98,270	4,731,701

Biotechnology (2.2%)
Applera Corp. — Applied Biosystems Group	427,300	13,472,769
Genzyme Corp. † (S)	288,500	22,540,505
		36,013,274

Broadcasting (0.9%)
Discovery Holding Co. Class A †	653,900	15,183,558

Building Materials (0.6%)
Sherwin-Williams Co. (The) (S)	158,800	9,084,948

Cable Television (1.6%)
DISH Network Corp. Class A †	279,000	7,878,960
Liberty Global, Inc. Class A † (S)	463,500	18,730,035
		26,608,995

Chemicals (5.1%)
Albemarle Corp. (S)	589,100	21,360,766
Celanese Corp. Ser. A	322,900	12,005,422
CF Industries Holdings, Inc. (S)	199,700	21,353,921
Mosaic Co. (The) † (S)	189,800	17,273,698
Sigma-Adrich Corp.	222,300	11,039,418
		83,033,225

Coal (0.9%)
Massey Energy Co. (S)	396,725	14,750,236

Commercial and Consumer Services (2.7%)
Dun & Bradstreet Corp. (The)	214,700	19,748,106
Equifax, Inc.	425,800	15,792,922
Paychex, Inc. (S)	262,800	8,598,816
		44,139,844

COMMON STOCKS (98.7%)* continued

	Shares	Value

Communications Equipment (2.2%)
F5 Networks, Inc. †	550,200	$12,946,206
Harris Corp.	260,800	14,263,152
Juniper Networks, Inc. † (S)	303,900	8,250,885
		35,460,243

Computers (2.1%)
NCR Corp. †	721,800	15,504,264
Seagate Technology (Cayman Islands)	341,000	6,912,070
Teradata Corp. †	497,349	11,846,853
		34,263,187

Conglomerates (0.8%)
Textron, Inc.	237,200	13,295,060

Consumer Finance (1.0%)
Mastercard, Inc. Class A	77,100	15,959,700

Consumer Goods (1.6%)
Clorox Co. (S)	174,997	10,730,816
Newell Rubbermaid, Inc.	605,300	14,599,836
		25,330,652

Electric Utilities (1.0%)
Edison International (S)	310,200	16,180,032

Electronics (6.8%)
Agilent Technologies, Inc. † (S)	403,400	13,679,294
Altera Corp.	909,700	15,364,833
Amphenol Corp. Class A	460,100	18,376,394
Avnet, Inc. † (S)	324,700	11,562,567
International Rectifier Corp. † (S)	140,500	3,910,115
MEMC Electronic Materials, Inc. †	120,200	8,589,492
NVIDIA Corp. † (S)	929,050	22,845,340
SanDisk Corp. † (S)	248,100	6,314,145
Trimble Navigation, Ltd. †	374,800	9,913,460
		110,555,640

Energy (6.0%)
Cameron International Corp. † (S)	689,800	27,771,348
Global Industries, Ltd. †	306,703	5,416,375
National-Oilwell Varco, Inc. † (S)	269,600	16,238,008
Noble Corp.	526,200	23,031,774
Smith International, Inc.	306,500	16,615,365
Weatherford International, Ltd. † (S)	154,700	9,562,007
		98,634,877

Energy (Other) (1.5%)
Compagnie Generale de Geophysique-Veritas SA ADR
(France) †	249,300	11,637,324
First Solar, Inc. † (S)	8,900	1,617,753

COMMON STOCKS (98.7%)* continued

	Shares	Value

Energy (Other) continued
JA Solar Holdings Co., Ltd. ADR (China) †	71,800	$3,649,594
Suntech Power Holdings Co., Ltd. ADR (China) † (S)	136,700	7,481,591
		24,386,262

Engineering & Construction (2.7%)
Fluor Corp. (S)	154,200	18,761,514
McDermott International, Inc. †	529,100	24,962,938
		43,724,452

Environmental (0.9%)
Foster Wheeler, Ltd. †	225,200	15,419,444

Financial (2.5%)
Assurant, Inc.	198,600	12,887,154
Intercontinental Exchange, Inc. †	127,400	17,830,904
Nymex Holdings, Inc. (S)	89,100	10,246,500
		40,964,558

Health Care Services (7.2%)
AMERIGROUP Corp. † (S)	356,375	13,371,190
Charles River Laboratories International, Inc. † (S)	229,400	14,245,740
Coventry Health Care, Inc. †	321,200	18,173,496
Health Net, Inc. †	254,600	11,836,354
Henry Schein, Inc. † (S)	172,000	9,998,360
Humana, Inc. † (S)	218,580	17,551,974
Laboratory Corp. of America Holdings † (S)	298,600	22,060,568
Lincare Holdings, Inc. † (S)	248,600	8,305,726
Pediatrix Medical Group, Inc. †	31,800	2,165,262
		117,708,670

Investment Banking/Brokerage (2.3%)
Affiliated Managers Group †	105,800	10,401,198
BlackRock, Inc.	49,100	10,856,010
MF Global, Ltd. (Bermuda) †	315,200	9,471,760
T. Rowe Price Group, Inc.	149,700	7,573,323
		38,302,291

Lodging/Tourism (0.4%)
Choice Hotels International, Inc.	194,992	6,512,733

Machinery (1.4%)
AGCO Corp. † (S)	369,100	22,227,202

Manufacturing (2.2%)
Cooper Industries, Ltd. Class A (S)	187,000	8,328,980
ITT Corp.	145,400	8,641,122
Roper Industries, Inc.	94,100	5,262,072
Teleflex, Inc.	97,100	5,740,552
Thomas & Betts Corp. †	185,000	8,371,250
		36,343,976

COMMON STOCKS (98.7%)* continued

	Shares	Value

Medical Technology (5.5%)
C.R. Bard, Inc. (S)	239,300	$23,109,201
DENTSPLY International, Inc.	356,100	14,710,491
Edwards Lifesciences Corp. †	147,800	6,838,706
Hologic, Inc. †	131,600	8,469,776
Kinetic Concepts, Inc. † (S)	261,176	13,001,341
Varian Medical Systems, Inc. †	179,100	9,311,409
Waters Corp. †	260,200	14,948,490
		90,389,414

Metals (4.7%)
Cleveland-Cliffs, Inc. (S)	129,861	13,225,044
Kinross Gold Corp. (Canada) †	444,700	9,841,211
Market Vectors Gold Miners ETF (Exchange-traded fund)	336,200	16,927,670
United States Steel Corp.	208,000	21,238,880
Yamana Gold, Inc. (Canada)	978,000	16,117,440
		77,350,245

Natural Gas Utilities (1.2%)
ONEOK, Inc.	178,800	8,403,600
Sempra Energy	40,800	2,280,720
Williams Cos., Inc. (The)	291,500	9,319,255
		20,003,575

Oil & Gas (5.8%)
Chesapeake Energy Corp. (S)	391,700	14,582,991
Frontier Oil Corp.	532,900	18,795,383
Holly Corp.	192,500	9,320,850
Noble Energy, Inc.	245,100	17,789,358
Southwestern Energy Co. †	242,200	13,541,402
Tesoro Corp. (S)	341,200	13,323,860
Ultra Petroleum Corp. †	99,500	6,845,600
		94,199,444

Pharmaceuticals (2.9%)
Cephalon, Inc. †	182,100	11,951,223
Endo Pharmaceuticals Holdings, Inc. †	224,599	5,871,018
Sepracor, Inc. † (S)	402,100	11,355,304
Watson Pharmaceuticals, Inc. †	685,200	17,890,572
		47,068,117

Power Producers (0.5%)
AES Corp. (The) †	221,000	4,216,680
Reliant Resources, Inc. † (S)	151,300	3,218,151
		7,434,831

Restaurants (1.6%)
Darden Restaurants, Inc.	373,000	10,563,360
Yum! Brands, Inc.	457,700	15,635,032
		26,198,392

COMMON STOCKS (98.7%)* continued

	Shares	Value

Retail (2.6%)
Aeropostale, Inc. † (S)	311,050	$8,762,279
BJ’s Wholesale Club, Inc. †	300,900	9,761,196
Herbalife, Ltd. (Cayman Islands) (S)	288,700	11,455,616
TJX Cos., Inc. (The) (S)	389,000	12,276,840
		42,255,931

Schools (2.0%)
Apollo Group, Inc. Class A †	170,300	13,579,722
ITT Educational Services, Inc. †	206,711	18,883,050
		32,462,772

Semiconductor (0.8%)
Linear Technology Corp. (S)	464,800	12,861,016

Shipping (0.6%)
Overseas Shipholding Group (S)	149,500	9,750,390

Software (3.6%)
Autodesk, Inc. †	679,300	27,953,195
BMC Software, Inc. † #	522,762	16,749,294
Cadence Design Systems, Inc. † (S)	233,700	2,372,055
Red Hat, Inc. † (S)	630,500	11,777,740
		58,852,284

Technology Services (0.8%)
Fiserv, Inc. †	250,400	12,863,048

Telecommunications (1.8%)
Crown Castle International Corp. † (S)	443,300	16,043,027
NeuStar, Inc. Class A † (S)	437,300	12,992,183
		29,035,210

Telephone (0.6%)
Telephone and Data Systems, Inc.	194,800	10,273,752

Tobacco (1.2%)
Loews Corp. — Carolina Group	242,500	19,916,525

Waste Management (0.8%)
Republic Services, Inc.	91,100	2,733,000
Stericycle, Inc. †	163,700	9,700,861
		12,433,861

Total common stocks (cost $1,672,037,945)		$1,608,972,381

WARRANTS (0.5%)* † (cost $8,227,399)

	Expiration date	Strike Price	Warrants	Value
Genting Berhad 144A (Malaysia)	1/20/10	—	3,594,257	$8,113,316

SHORT-TERM INVESTMENTS (21.6%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	25,916,652	$25,916,652
Short-term investments held as collateral for loaned
securities with yields ranging from 2.60% to 5.25%
and due dates ranging from February 1, 2008
to March 24, 2008 (d)	$326,269,086	325,798,620

Total short-term investments (cost $351,715,272)		$351,715,272

TOTAL INVESTMENTS

Total investments (cost $2,031,980,616)		$1,968,800,969

* Percentages indicated are based on net assets of $1,630,757,570.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2008.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at January 31, 2008.

At January 31, 2008, liquid assets totaling $8,113,316 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

NASDAQ 100 Index E-Mini (Long)	22	$813,010	Mar-08	$(37,444)
Russell 2000 Index Mini (Long)	26	1,859,000	Mar-08	14,768
S&P 500 Index (Long)	4	1,379,600	Mar-08	(42,115)
S&P Mid Cap 400 Index E-Mini (Long)	17	1,370,880	Mar-08	6,936

Total				$(57,855)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $317,267,058
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,006,063,964)	$ 1,942,884,317
Affiliated issuers (identified cost $25,916,652) (Note 5)	25,916,652

Cash	4,110,931

Dividends, interest and other receivables	1,384,749

Receivable for shares of the fund sold	1,150,276

Receivable for securities sold	6,932,824

Receivable for variation margin (Note 1)	141,810

Total assets	1,982,521,559

LIABILITIES

Payable for securities purchased	15,508,470

Payable for shares of the fund repurchased	6,240,636

Payable for compensation of Manager (Notes 2 and 5)	2,519,293

Payable for investor servicing (Note 2)	427,897

Payable for custodian fees (Note 2)	28,828

Payable for Trustee compensation and expenses (Note 2)	414,061

Payable for administrative services (Note 2)	2,838

Payable for distribution fees (Note 2)	478,818

Collateral on securities loaned, at value (Note 1)	325,798,620

Other accrued expenses	344,528

Total liabilities	351,763,989

Net assets	$ 1,630,757,570

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 4,864,189,035

Accumulated net investment loss (Note 1)	(3,909,861)

Accumulated net realized loss on investments (Note 1)	(3,166,284,102)

Net unrealized depreciation of investments	(63,237,502)

Total — Representing net assets applicable to capital shares outstanding	$ 1,630,757,570

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,250,522,084 divided by 118,357,714 shares)	$10.57

Offering price per class A share
(100/94.25 of $10.57)*	$11.21

Net asset value and offering price per class B share
($188,095,470 divided by 20,759,438 shares)**	$9.06

Net asset value and offering price per class C share
($25,908,560 divided by 2,621,859 shares)**	$9.88

Net asset value and redemption price per class M share
($19,251,117 divided by 1,984,402 shares)	$9.70

Offering price per class M share
(100/96.50 of $9.70)*	$10.05

Net asset value, offering price and redemption price per class R share
($1,848,558 divided by 176,853 shares)	$10.45

Net asset value, offering price and redemption price per class Y share
($145,131,781 divided by 13,138,903 shares)	$11.05

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $35,169)	$ 7,028,881

Interest (including interest income of $270,031
from investments in affiliated issuers) (Note 5)	322,756

Securities lending	530,737

Total investment income	7,882,374

EXPENSES

Compensation of Manager (Note 2)	5,274,351

Investor servicing fees (Note 2)	3,070,203

Custodian fees (Note 2)	24,481

Trustee compensation and expenses (Note 2)	35,931

Administrative services (Note 2)	16,935

Distribution fees — Class A (Note 2)	1,866,582

Distribution fees — Class B (Note 2)	1,167,264

Distribution fees — Class C (Note 2)	158,763

Distribution fees — Class M (Note 2)	86,645

Distribution fees — Class R (Note 2)	5,237

Other	292,445

Non-recurring costs (Notes 2 and 6)	3,409

Costs assumed by Manager (Notes 2 and 6)	(3,409)

Fees waived and reimbursed by Manager (Note 5)	(4,681)

Total expenses	11,994,156

Expense reduction (Note 2)	(201,921)

Net expenses	11,792,235

Net investment loss	(3,909,861)

Net realized loss on investments (Notes 1 and 3)	(103,694,744)

Net realized loss on futures contracts (Note 1)	(3,824,413)

Net realized gain on written options (Notes 1 and 3)	30,233

Net unrealized depreciation of investments and futures
contracts during the period	(49,280,338)

Net loss on investments	(156,769,262)

Net decrease in net assets resulting from operations	$(160,679,123)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/08*	7/31/07

Operations:
Net investment loss	$ (3,909,861)	$ (9,286,393)

Net realized gain (loss) on investments	(107,488,924)	320,350,946

Net unrealized depreciation of investments	(49,280,338)	(9,271,010)

Net increase (decrease) in net assets resulting
from operations	(160,679,123)	301,793,543

Redemption fees (Note 1)	5,465	8,468

Decrease from capital share transactions (Note 4)	(266,165,872)	(669,006,028)

Total decrease in net assets	(426,839,530)	(367,204,017)

NET ASSETS

Beginning of period	2,057,597,100	2,424,801,117

End of period (including accumulated net investment loss
of $3,909,861 and $—, respectively)	$1,630,757,570	$2,057,597,100

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net				Total			Ratio of net
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	income (loss )	Portfolio
	beginning	investment	gain (loss )on	investment	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a )	investments	operations	fees	of period	value (%)(b )	(in thousands )	assets (%)(c )	net assets (% )	(% )

CLASS A
January 31, 2008**	$11.58	(.02)(d )	(.99 )	(1.01)	—(e)	$10.57	(8.72)*	$1,250,522	.57*(d)	(.16)*(d)	79.35*
July 31, 2007	10.25	(.03)(d)	1.36	1.33	—(e)	11.58	12.98	1,565,310	1.11(d)	(.30)(d)	110.80
July 31, 2006	10.11	(.01)(d,f )	.15	.14	—(e)	10.25	1.39(f )	1,773,483	.99(d,f )	(.13)(d,f )	110.50
July 31, 2005	8.04	(.05)(d,g)	2.12	2.07	—(e)	10.11	25.75	1,996,475	1.10(d)	(.51)(d,g)	73.81
July 31, 2004	7.12	(.05)(d)	.97	.92	—(e)	8.04	12.92	1,798,906	1.08(d)	(.60)(d)	77.95
July 31, 2003	6.30	(.03)	.85	.82	—	7.12	13.02	2,238,709	1.09	(.54)	64.83

CLASS B
January 31, 2008**	$9.97	(.05)(d)	(.86)	(.91)	—(e)	$9.06	(9.13)*	$188,095	.95*(d)	(.54)*(d)	79.35*
July 31, 2007	8.89	(.10)(d)	1.18	1.08	—(e)	9.97	12.15	254,967	1.86(d)	(1.04)(d)	110.80
July 31, 2006	8.83	(.08)(d,f )	.14	.06	—(e)	8.89	.68(f )	369,959	1.74(d,f )	(.88)(d,f )	110.50
July 31, 2005	7.08	(.10)(d,g)	1.85	1.75	—(e)	8.83	24.72	539,589	1.85(d)	(1.27)(d,g)	73.81
July 31, 2004	6.32	(.10)(d)	.86	.76	—(e)	7.08	12.03	674,172	1.83(d)	(1.35)(d)	77.95
July 31, 2003	5.63	(.07)	.76	.69	—	6.32	12.26	842,635	1.84	(1.29)	64.83

CLASS C
January 31, 2008**	$10.87	(.06)(d)	(.93)	(.99)	—(e)	$9.88	(9.11)*	$25,909	.95*(d)	(.53)*(d)	79.35*
July 31, 2007	9.70	(.11)(d)	1.28	1.17	—(e)	10.87	12.06	33,893	1.86(d)	(1.05)(d)	110.80
July 31, 2006	9.63	(.09)(d,f )	.16	.07	—(e)	9.70	.73(f )	37,906	1.74(d,f )	(.88)(d,f )	110.50
July 31, 2005	7.72	(.11)(d,g)	2.02	1.91	—(e)	9.63	24.74	38,881	1.85(d)	(1.26)(d,g)	73.81
July 31, 2004	6.89	(.10)(d)	.93	.83	—(e)	7.72	12.05	36,770	1.83(d)	(1.35)(d)	77.95
July 31, 2003	6.14	(.08)	.83	.75	—	6.89	12.22	48,585	1.84	(1.29)	64.83

CLASS M
January 31, 2008**	$10.66	(.04)(d)	(.92)	(.96)	—(e)	$9.70	(9.01)*	$19,251	.82*(d)	(.41)*(d)	79.35*
July 31, 2007	9.48	(.08)(d)	1.26	1.18	—(e)	10.66	12.45	23,971	1.61(d)	(.80)(d)	110.80
July 31, 2006	9.40	(.06)(d,f )	.14	.08	—(e)	9.48	.85(f )	28,989	1.49(d,f )	(.63)(d,f )	110.50
July 31, 2005	7.51	(.08)(d,g)	1.97	1.89	—(e)	9.40	25.17	41,068	1.60(d)	(1.01)(d,g)	73.81
July 31, 2004	6.69	(.08)(d)	.90	.82	—(e)	7.51	12.26	44,375	1.58(d)	(1.10)(d)	77.95
July 31, 2003	5.95	(.06)	.80	.74	—	6.69	12.44	60,957	1.59	(1.04)	64.83

CLASS R
January 31, 2008**	$11.47	(.03)(d)	(.99)	(1.02)	—(e)	$10.45	(8.89)*	$1,849	.70*(d)	(.28)*(d)	79.35*
July 31, 2007	10.18	(.06)(d)	1.35	1.29	—(e)	11.47	12.67	1,802	1.36(d)	(.54)(d)	110.80
July 31, 2006	10.06	(.04)(d,f )	.16	.12	—(e)	10.18	1.19(f )	826	1.24(d,f )	(.35)(d,f )	110.50
July 31, 2005	8.02	(.07)(d,g)	2.11	2.04	—(e)	10.06	25.44	248	1.35(d)	(.73)(d,g)	73.81
July 31, 2004	7.12	(.06)(d)	.96	.90	—(e)	8.02	12.64	37	1.33(d)	(.88)(d)	77.95
July 31, 2003†	6.14	(.03)	1.01	.98	—	7.12	15.96*	1	.71*	(.42)*	64.83

CLASS Y
January 31, 2008**	$12.09	—(d,e)	(1.04)	(1.04)	—(e)	$11.05	(8.60)*	$145,132	.45*(d)	(.03)*(d)	79.35*
July 31, 2007	10.68	(.01)(d)	1.42	1.41	—(e)	12.09	13.20	177,654	.86(d)	(.04)(d)	110.80
July 31, 2006	10.50	.01(d,f )	.17	.18	—(e)	10.68	1.71(f )	213,639	.74(d,f )	.12(d,f )	110.50
July 31, 2005	8.33	(.02)(d,g)	2.19	2.17	—(e)	10.50	26.05	257,564	.85(d)	(.26)(d,g)	73.81
July 31, 2004	7.36	(.03)(d)	1.00	.97	—(e)	8.33	13.18	257,709	.83(d)	(.35)(d)	77.95
July 31, 2003	6.50	(.02)	.88	.86	—	7.36	13.23	554,344.84		(.28)	64.83

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

* Not annualized

 ** Unaudited.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

January 31, 2008	<0.01%

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	<0.01

July 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.04%

Class B	<0.01	0.03

Class C	<0.01	0.04

Class M	<0.01	0.03

Class R	<0.01	0.05

Class Y	<0.01	0.04

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Vista Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks selected for above-average growth potential. The fund may also trade securities for short-term profits.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2008, the value of securities loaned amounted to $317,267,058. The fund received cash collateral of $325,798,620 which is pooled with collateral of other Putnam funds into 51 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $3,059,007,940 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,609,034,178	July 31, 2010

1,449,973,762	July 31, 2011

The aggregate identified cost on a tax basis is $2,033,357,092, resulting in gross unrealized appreciation and depreciation of $85,827,303 and $150,383,426, respectively, or net unrealized depreciation of $64,556,123.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2008, Putnam Management has assumed $3,409 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2008, the fund incurred $3,086,399 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2008, the fund’s expenses were reduced by $201,921 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $650, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the

Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received net commissions of $20,283 and $392 from the sale of class A and class M shares, respectively, and received $73,153 and $683 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received $502 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,541,057,116 and $1,793,100,651, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ —	$—

Options opened	47,600	107,209
Options exercised	(27,200)	(76,976)
Options expired	(20,400)	(30,233)
Options closed	—	—

Written options
end of period	$—	$—

Note 4: Capital shares

At January 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/08:
Shares sold	4,479,386	$ 52,271,837

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,479,386	52,271,837

Shares
repurchased	(21,258,012)	(245,317,626)

Net decrease	(16,778,626)	$(193,045,789)

Year ended 7/31/07:
Shares sold	16,316,326	$ 185,380,189

Shares issued
in connection
with reinvestment
of distributions	—	—

	16,316,326	185,380,189

Shares
repurchased	(54,185,119)	(617,638,440)

Net decrease	(37,868,793)	$(432,258,251)

CLASS B	Shares	Amount

Six months ended 1/31/08:
Shares sold	332,375	$ 3,305,185

Shares issued
in connection
with reinvestment
of distributions	—	—

	332,375	3,305,185

Shares
repurchased	(5,142,599)	(51,273,607)

Net decrease	(4,810,224)	$ (47,968,422)

Year ended 7/31/07:
Shares sold	1,356,359	$ 13,266,531

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,356,359	13,266,531

Shares
repurchased	(17,394,027)	(170,833,689)

Net decrease	(16,037,668)	$(157,567,158)

CLASS C	Shares	Amount
Six months ended 1/31/08:
Shares sold	165,886	$ 1,853,990

Shares issued
in connection
with reinvestment
of distributions	—	—

	165,886	1,853,990

Shares
repurchased	(660,746)	(7,026,606)

Net decrease	(494,860)	$ (5,172,616)

Year ended 7/31/07:
Shares sold	337,166	$ 3,559,550

Shares issued
in connection
with reinvestment
of distributions	—	—

	337,166	3,559,550

Shares
repurchased	(1,129,349)	(12,125,069)

Net decrease	(792,183)	$ (8,565,519)

CLASS M	Shares	Amount
Six months ended 1/31/08:
Shares sold	44,126	$ 470,259

Shares issued
in connection
with reinvestment
of distributions	—	—

	44,126	470,259

Shares
repurchased	(307,876)	(3,216,255)

Net decrease	(263,750)	$ (2,745,996)

Year ended 7/31/07:
Shares sold	198,742	$ 2,082,157

Shares issued
in connection
with reinvestment
of distributions	—	—

	198,742	2,082,157

Shares
repurchased	(1,007,188)	(10,582,156)

Net decrease	(808,446)	$ (8,499,999)

CLASS R	Shares	Amount
Six months ended 1/31/08:
Shares sold	80,073	$ 929,810

Shares issued
in connection
with reinvestment
of distributions	—	—

	80,073	929,810

Shares
repurchased	(60,314)	(646,485)

Net increase	19,759	$ 283,325

Year ended 7/31/07:
Shares sold	161,019	$1,773,587

Shares issued
in connection
with reinvestment
of distributions	—	—

	161,019	1,773,587

Shares
repurchased	(85,052)	(972,049)

Net increase	75,967	$ 801,538

CLASS Y	Shares	Amount

Six months ended 1/31/08:
Shares sold	2,486,907	$ 31,316,054

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,486,907	31,316,054

Shares
repurchased	(4,036,853)	(48,832,428)

Net decrease	(1,549,946)	$(17,516,374)

Year ended 7/31/07:
Shares sold	2,337,660	$ 27,876,636

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,337,660	27,876,636

Shares
repurchased	(7,657,510)	(90,793,275)

Net decrease	(5,319,850)	$(62,916,639)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2008, management fees paid were reduced by $4,681 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $270,031 for the period ended January 31, 2008. During the period ended January 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $281,522,379 and $298,730,963, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended January 31, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Morgan Stanley and Company, Merrill Lynch, Credit Suisse First Boston, and UBS Warburg. Commissions paid to these firms together represented approximately 40% of the total brokerage commissions paid for the year ended January 31, 2008.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Goldman Sachs, Investment Technology, JP Morgan Clearing, Lehman Brothers, RBC Capital Markets, SG Cowen Securities, Wachovia Securities, and Weeden + Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	W. Thomas Stephens	James P. Pappas
Putnam Investment	Richard B. Worley	Vice President

Management, LLC	Officers	Francis J. McNamara, III
One Post Office Square	Charles E. Haldeman, Jr.	Vice President and Chief
Boston, MA 02109	President	Legal Officer

Marketing Services	Charles E. Porter	Robert R. Leveille
Putnam Retail Management	Executive Vice President,	Vice President and
One Post Office Square	Principal Executive Officer,	Chief Compliance Officer
Boston, MA 02109	Associate Treasurer and
	Compliance Liaison	Mark C. Trenchard
Custodian		Vice President and
State Street Bank and	Jonathan S. Horwitz	BSA Compliance Officer
Trust Company	Senior Vice President
	and Treasurer	Judith Cohen
Legal Counsel		Vice President, Clerk and
Ropes & Gray LLP	Steven D. Krichmar	Assistant Treasurer
Vice President and
Trustees	Principal Financial Officer	Wanda M. McManus
John A. Hill, Chairman		Vice President, Senior Associate
Jameson Adkins Baxter,	Janet C. Smith	Treasurer and Assistant Clerk
Vice Chairman	Vice President, Principal
Charles B. Curtis	Accounting Officer and	Nancy E. Florek
Robert J. Darretta	Assistant Treasurer	Vice President, Assistant Clerk,
Myra R. Drucker		Assistant Treasurer and
Charles E. Haldeman, Jr.	Susan G. Malloy	Proxy Manager
Paul L. Joskow	Vice President and
Elizabeth T. Kennan	Assistant Treasurer
Kenneth R. Leibler
Robert E. Patterson	Beth S. Mazor
George Putnam, III	Vice President

This report is for the information of shareholders of Putnam Vista Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA015 249770 3/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Vista Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008